EX-99.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                         CERTIFICATION PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                          (18 U.S.C. SECTION 1350)

In connection with the Annual Report of 5G Wireless Communications, Inc. ("Company") on Form 10-KSB for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission ("Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to 5G Wireless Communications, Inc. and will be retained by 5G Wireless Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: May 7, 2003                          /s/ Jerry Dix
                                            Jerry Dix, Chief Executive
                                            Officer/President


Dated: May 7, 2003                          /s/  Don Boudewyn
                                            Don Boudewyn, Assistant
                                            Secretary/Treasurer/Chief
                                            Operating Officer